S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N Investor Day May 11, 2017

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N Forward-Looking Statement 2May 2017 We have made forward-looking statements in this presentation that are based on our management’s beliefs and assumptions and on information available to our management at the time such statements were made and hereby are identified as “forward-looking statements” for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward- looking statements include information concerning our possible or assumed future results of operations, business strategies, financing plans, competitive position, potential growth opportunities, potential operating performance improvements, the effects of competition and the effects of future legislation or regulations. Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “continue,” “may,” “should” or the negative of these terms or similar expressions. Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in our forward-looking statements. You should not rely on any forward-looking statements. Factors that could cause our actual results to differ materially from the results contemplated by such forward-looking statements include: reduced selling prices, shipments and profits associated with a highly competitive and cyclical industry; domestic and global steel overcapacity; changes in the cost of raw materials and energy; our significant amount of debt and other obligations; severe financial hardship or bankruptcy of one or more of our major customers or key suppliers; our significant proportion of sales to the automotive market; reduced demand in key product markets due to competition from aluminum and other alternatives to steel; excess inventory of raw materials; supply chain disruptions or poor quality of raw materials; production disruption or reduced production levels; our healthcare obligations; our pension obligations; not reaching new labor agreements on a timely basis; major litigation, arbitrations, environmental issues and other contingencies; regulatory compliance and changes; climate change and greenhouse gas emission limitations; conditions in the financial, credit, capital and banking markets; our use of derivative contracts to hedge commodity pricing volatility; potential permanent idling of facilities; inability to fully realize benefits of margin enhancement initiatives; and information technology security threats and cybercrime. The risk factors discussed under “Item 1A.—Risk Factors” in AK Holding’s Annual Report on Form 10-K for the year ended December 31, 2016 and under similar headings in AK Holding’s subsequently filed quarterly reports on Form 10-Q could cause our results to differ materially from those expressed in forward-looking statements. There may be other risks and uncertainties that we are unable to predict at this time or that we currently do not expect to have a material adverse effect on our business. We expressly disclaim any obligation to update our forward- looking statements other than as required by law. Non-GAAP financial measures Included in this presentation are certain non-GAAP financial measures designed to complement the financial information presented in accordance with generally accepted accounting principles in the United States of America because management believes such measures are useful to investors. Because our calculations of these measures may differ from similar measures used by other companies, you should be careful when comparing our non-GAAP financial measures to those of other companies. A reconciliation of non-GAAP financial measures to GAAP financial measures is included in an Appendix to this presentation.

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N 3May 2017

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N AK Steel Investor Day - Welcome 4May 2017

AK Steel Investor Day - Agenda

- AK Steel Executive Management Presentations
- John Catterall, Executive Director of the Auto/Steel Partnership
- Tour of the Research and Innovation Center
- Q&A
- Lunch/Continue Q&A
- Tour of Middletown Works

AK Steel
SAFETY | QUALITY | PRODUCTIVITY | INNOVATION
May 2017 5

AK Steel Executive Team

Roger K. Newport	*Chief Executive Officer*
Kirk W. Reich	*President and Chief Operating Officer*
Jaime Vasquez	*Vice President, Finance and Chief Financial Officer*
Eric S. Petersen	*Vice President, Research and Innovation*
Joseph C. Alter	*Vice President, General Counsel and Corporate Secretary*
Brian K. Bishop	*Vice President, Carbon Steel Operations*
Stephanie S. Bisselberg	*Vice President, Human Resources*
Renee S. Filiatraut	*Vice President, Litigation, Labor and External Affairs*
Gregory A. Hoffbauer	*Vice President, Controller and Chief Accounting Officer*
Michael A. Kercsmar	*Vice President, Specialty Steel Operations*
Scott M. Lauschke	*Vice President, Sales and Customer Service*
Maurice A. Reed	*Vice President, Engineering, Raw Materials and Energy*
Christopher J. Ross	*Treasurer*

AK Steel SAFETY | QUALITY | PRODUCTIVITY | INNOVATION May 2017 6

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N Opening Remarks Jaime Vasquez Vice President, Finance and Chief Financial Officer May 2017 7

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N A Changing AK Steel 8May 2017 • Game Plan − Phase I implemented successfully • Lowered risk profile of business model − Not a commodity or momentum play • Elevated our “sustainable” margin threshold − Return on cost of capital is objective • Transitioning towards a solution provider − Innovative material solutions − More value-added products

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N May 2017 9 Operations/Commercial Overview Kirk Reich Chief Operating Officer

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N Industry Leading Safety Performance 10May 2017 OSHA Recordable Frequency (number of injuries per 200,000 manhours) Notes: Based upon most current AISI data available, through full year 2016. AK Steel data 2015 and forward includes Dearborn Works. • AK Steel’s safety performance is approximately four times better than AISI composite • During 2016, two AK Steel facilities operated the entire year with no OSHA recordables • Dearborn Works had lowest ever annual OSHA recordables in 2016 2.33 2.01 2.45 1.87 1.37 1.70 1.68 1.45 1.53 0.29 0.25 0.33 0.32 0.26 0.24 0.25 0.45 0.39 0.00 1.00 2.00 3.00 2008 2009 2010 2011 2012 2013 2014 2015 2016 AISI AK Steel

Diversified and Flexible Portfolio of Value-Added Facilities


Joint Ventures (State / % ownership)
Combined Metals (IL, MI / 40%)
Delaco (MI / 49%)
Spartan (MI / 48%)
Vicksmetal/Armco Associates (IN, MS / 50%)
Mansfield
Stainless Melting
Hot Rolling
Coshocton
Cold Rolling
Stainless Processing
Dearborn
Carbon Melting
Hot Rolling
Cold Rolling
Coating
Butler
Carbon Melting
Stainless Melting
Electrical Melting
Hot Rolling
Cold Rolling
Stainless Processing
Electrical Processing
Middletown
Coke Making
Carbon Melting
Hot Rolling
Cold Rolling
Coating
MI
PA
IN
OH
West Chester, HQ
KY
AK Coal Resources
Mountain State Carbon
Coke Making
Rockport
Cold Rolling
Coating
Stainless Processing
Zanesville
Cold Rolling
Electrical Processing
Stainless Processing
AK Tube LLC
Querétaro, Mexico
AK Tube LLC
Carbon / Stainless
Tubular Products
Ashland
Carbon Melting (idled)
Coating

Red = Carbon
Blue = Specialty
Grey = Raw Materials

Temporarily idling Ashland's hot end has resulted in utilization improvements at Dearborn, Middletown, and Butler

AK Steel SAFETY | QUALITY | PRODUCTIVITY | INNOVATION May 2017 11

Operating Excellence and Reliability

- **Dramatic improvement in Dearborn operations**
  - "Best Operational Improvement" recognition by American Metal Market in 2016
  - Lowest ever OSHA recordables in 2016
  - Best ever performance in 2016 for internal quality rejects and retreats
  - Record slab production in 2016
  - Significant environmental compliance improvement from 2014 to 2016
- **Consistent operational reliability**
  - Intensive preventative/predictive maintenance program
  - Investing >$600 million annually in maintenance expense company-wide



AK Steel

SAFETY | QUALITY | PRODUCTIVITY | INNOVATION

May 2017 12

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N Operational Excellence – Dramatic Improvements at Dearborn 13May 2017 31 16 10 0 20 40 2014 2015 2016 Safety OSHA Recordables 13,163 17 35 0 5,000 10,000 15,000 2014 2015 2016 Environmental Title V Deviations 0% 10% 20% 2014 2015 2016 Quality % Missed Chemistry 0 50 100 2014 2015 2016 Productivity Caster Heats per Sequence

Diversified Products

Electrical Steel

- High efficiency GOES among the best in the world
- Solid relationships with U.S. transformer manufacturers
- International sales team
- Hybrid/Electric Vehicles motors (High efficiency NOES)
- Innovation focus on higher efficiency products in all markets





Tubing – Carbon and Stainless

- Automotive exhaust
- Advanced High Strength tubing development
- Mexico expansion



AK Steel SAFETY | QUALITY | PRODUCTIVITY | INNOVATION May 2017 14

Diversified Products

Stainless Steel

- Chrome (400 series)
  - Leader in auto exhaust market
  - New grades
  - OEM relationships
  - Brite Anneal trim for auto market
- Chrome Nickel (300 series)
  - Non-commodity strip and special tensile strength
  - Special finishes
- Martensitic grades
- Superferritic grade
- Precipitation hardening alloys








AK Steel SAFETY | QUALITY | PRODUCTIVITY | INNOVATION May 2017 15

Diversified Products

Carbon Automotive Steel

- Existing products for virtually all applications
- New product developments for lightweighting
- Right product mix
- Right platforms
- Continue to gain market share
- Long-term view / strategic approach

Product Mix


Hot Rolled
Cold Rolled
Coated/Press Hardenable Steel

Platform Mix


SUV/CUV/Light Trucks
Cars

AK Steel
SAFETY | QUALITY | PRODUCTIVITY | INNOVATION
May 2017 16

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N Diversified Products 17May 2017

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N FCA US LLC Raw Material Supplier of the Year 18May 2017 "We honor those who continue to fuel our momentum by providing us not only the best ideas and cutting-edge technologies, but also the suppliers who consistently exceed our expectations.” - Scott Thiele, Chief Purchasing Officer, FCA

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N Key Supplier to Global Customers 19May 2017 Note: The trademark and logo of each manufacturer is the property of the respective manufacturer

The AK Steel Advantage

- Flexible facilities
- Operational excellence
- Investment in maintenance and equipment reliability
- Diverse, high-value products and markets
- Right position in strategic markets
- Strong collaborative relationships
- Well positioned for long-term





AK Steel

SAFETY | QUALITY | PRODUCTIVITY | INNOVATION

May 2017 20

ACCELERATING INNOVATION John K Catterall Executive Director

AUTO/STEEL PARTNERSHIP Collaborative organization Founded in 1987 Members include:

RECENT A/SP INNOVATIONS Integrated Computational Materials Engineering (ICME) Joining of DP1180 steels

RECENT A/SP INNOVATIONS Springback Predictions Die Tool Wear

FACTORS DRIVING AUTOMAKERS’ NEEDS Fuel economy leading to mass reduction Safety driven by regulation and customers Ability to execute globally Cost effective solutions

COMPLEX CHALLENGE IN AUTOMOTIVE

STEEL’S RESPONSE

Grade development Material characterization including CAE cards Initial forming and joining feasibilities Collaboration for accelerated implementation SUPPORT NEEDED FROM STEEL

High-tech, high-value solutions Leverages existing infrastructure and knowledge Provides recyclability and end-of-life benefits Continues to innovate and evolve – 3rd Generation AHSS VALUE STEEL PROVIDES

COLLABORATION ACCELERATES INNOVATION

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N May 2017 31 Research and Innovation Update Eric Petersen Vice President, Research and Innovation

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N Heritage of Success and Innovation 32May 2017

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N 2013 2016 Increased R&D Investment Accelerating Innovation 33May 2017 Note: Investment excludes the cost of the new Research and Innovation Center 2013 2016 New Projects Market Leading Market Following 2013 2016 Increased Personnel

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N AK Steel Product Solutions 34May 2017 Stainless Steels Electrical SteelsCarbon Steels

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N Steel – The Automotive Solution 35May 2017

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N Advanced High Strength Steel (AHSS) Strategy 36May 2017

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N Advanced High Strength Steel (AHSS) Strategy 37May 2017

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N Advanced High Strength Steel (AHSS) Strategy 38May 2017

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N Advanced High Strength Steel (AHSS) Strategy 39May 2017

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N Advanced High Strength Steel (AHSS) Strategy 40May 2017

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N Advanced High Strength Steel (AHSS) Strategy 41May 2017

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N Advanced High Strength Steel (AHSS) Strategy 42May 2017

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N Next Generation – NEXMET™ 440EX, 1000, 1200 43May 2017

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N NEXMET™ High Strength Steel Applications Both surface critical (exposed), and applications for improved crash performance (unexposed): 44May 2017

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N NEXMET™ 440EX 45May 2017

NEXMET™ 440EX – Door Study



Gauge reduction to 0.55 mm

- Passes all door loading requirements
- Stamping feasibility



Material	Frequency	Torsional Rigidity	Belt Squeeze	Denting	Oil Canning
BH250 **(0.7 mm)**	**Pass**	**Pass**	**Pass**	**Pass**	**Pass**
NEXMET™ 440EX **(0.55 mm)**	**Pass**	**Pass**	**Pass**	**Pass**	**Pass**

Door Outer Study: 21% mass savings potential 0.95 kg per door

AK Steel

SAFETY | QUALITY | PRODUCTIVITY | INNOVATION

May 2017 46

NEXMET™ 440EX – Stamping Feasibility

Full Sized Truck Fender

- Down gauge with NEXMET™ 440EX at 0.6 mm
- Performs better than BH 250 with 0.77 mm



NEXMET™ 440EX at 0.6 mm
YS = 290 MPa
TS = 475.8 MPa


Formability Issue
100% Holding force

BH 250 0.77 mm
YS = 254 MPa
TS = 370 MPa


Formability Issue
100% Holding force

AK Steel
SAFETY | QUALITY | PRODUCTIVITY | INNOVATION
May 2017 47

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N NEXMET™ 1000 and 1200 48May 2017 Yield Strength, MPa Tensile Strength, MPa Total Elongation, % Hole Expansion Ratio, % NEXMET™ 1000 730 1000 22 22 NEXMET™ 1200 1100 1210 15 30

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N Stamping Validation with T-Shaped Panel 49May 2017 12.87 12.00 10.70 15.85 14.50 0.00 5.00 10.00 15.00 20.00 600 1000 1200 Dual Phase NEXMET™ Tensile Strength (MPa) vs. Draw Depth (mm)

Full Size Truck – NEXMET™ AHSS Application





** Public domain models courtesy of George Washington University*
** Fully validated and correlated crash models*

Targets

- ✓ Reduce mass
- ✓ Meet NCAP front impact
- ✓ Meet IIHS 40% offset
- ✓ Minimize torsional stiffness and bending reductions

AK Steel
SAFETY | QUALITY | PRODUCTIVITY | INNOVATION
May 2017 50

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N Optimized Design – NEXMET™ 1000 and 1200 51May 2017 NEXMET™ 1000 NEXMET™ 1200 NEXMET™ 440EX

NEXMET™ AHSS Front End Optimization Results

Weight Comparison – Baseline/Revised					
Parts	Number of Parts	Baseline Weight (kg)	Reduced Weight (kg)	% Weight Saving	Weight Saving (kg)
Rail, Cradle, Bumper, Brackets, Fender and Firewall	18	97.44	67.90	30.32	29.54

Results

- ✓ Reduce mass of the selected parts by 29.54 kg
- ✓ Stamping feasibility complete
- ✓ Meets front crash requirements
- ✓ Plan for reducing torsional rigidity effects

AK Steel

SAFETY | QUALITY | PRODUCTIVITY | INNOVATION

May 2017 52

NEXMET™ 1200 Lightweighting in SORB Regulation

Small Off-Set Rigid Barrier (SORB)





Meeting the latest government regulations and reducing mass



IIHS Small Overlap 25% Intrusion Plot
Baseline
DP500
NEXTMET 1200
Intrusion (mm)
ODB points
0
1
2
3
4
5
6
7
8
9
450
425
400
375
350
325
300
275
250
225
200
175
150
125
100
75
50
25
0
Lower Hinge Pillar
Foot Rest
Brake Pedal
Parking Brake
Upper Hinge Pillar
Left Instrument Panel

Deflector Assembly	Thick (mm)	Mass (kg)	Mass Saving (%)
Dual Phase 500	1.5	1.77	-
NEXMET™ 1200	1.0	1.18	33%

AK Steel
SAFETY | QUALITY | PRODUCTIVITY | INNOVATION
May 2017 53

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N NITRONIC® 30 – Tensilized Properties 54May 2017 40% Mass Savings 3 to 1 Part Consolidation Yield Strength, MPa Tensile Strength, MPa Total Elongation, % NITRONIC® 30 730 990 31 NITRONIC® 30 830 1130 22 NITRONIC® 30 1100 1330 15

NanoSteel® NXG™ 1200


Tensile Strength (ksi)
0
50
100
150
200
250
60
50
40
30
20
10
0
Total Elongation (%)
IF
Austenitic
Stainless
(annealed)
Mild
IF+HS
BH
TRIP
CMn+
DP, CP
HSLA, FB
MS
MnB+HF
0
400
800
1200
1600
2000
Tensile Strength (MPa)



	Yield Strength, MPa	Tensile Strength, MPa	Total Elongation, %
NXG™ 1200	380	1190	55

AK Steel
SAFETY | QUALITY | PRODUCTIVITY | INNOVATION
May 2017 55

B-Sized Sedan Press Hardenable Steel (PHS) vs. Cold Stamping

SIDE MDB


Total-Displacement
0.000
25.376
50.752
76.129
101.505
126.881
152.257
177.633
203.010
228.386

Targets

- ✓ Reduce mass
- ✓ Convert PHS to cold stamping
- ✓ Meet IIHS side impact
- ✓ Meet NCAP roof crush
- ✓ Meet NCAP pole impact

SIDE POLE


Total-Displacement
0.000
56.279
112.559
168.838
225.117
281.396
337.676
393.955
450.234
506.513

ROOF IMPACT



AK Steel
SAFETY | QUALITY | PRODUCTIVITY | INNOVATION
May 2017 56

Potential – PHS vs. NanoSteel Cold Stamping




Tensile Strength (ksi)
0
50
100
150
200
250
60
50
40
30
20
10
0
Total Elongation (%)
0
400
800
1200
1600
2000
Tensile Strength (MPa)
IF
Mild
IF+HS
BH
Austenitic Stainless (annealed)
TRIP
CMn+
DP, CP
HSLA, FB
MS
MnB+HF

Load Cases	Baseline	Modified
Side Pole Max Intrusion (mm)	445	446
Side Impact Intrusion (mm)	221	228
Roof Crush Max Force (kN)	63.2	63.9

Total Mass Saving
1.0 kg (4%)

AK Steel
SAFETY | QUALITY | PRODUCTIVITY | INNOVATION
May 2017 57

Press Hardenable Steel (PHS) Development

Strategic Goals

- Next Generation PHS for lightweighting
- Higher toughness in crash events
- Higher residual ductility for energy absorption

High Residual Ductility

- Ultimate Tensile Strength (UTS) ≥ 1,200 – 1500 MPa
- Total elongation ≥ 12%
- Tailored properties for application
- Patents pending

2 GPa Ultra High Strength PHS

- UTS ≥ 2,000 MPa (2 GPa)
- Total elongation ~7 - 8%
- Patents pending



AK Steel

SAFETY | QUALITY | PRODUCTIVITY | INNOVATION

May 2017 58

THERMAK® Stainless Steel – Family of Exhaust Products

Dual Stabilized Ferritic Stainless Steel for Exhaust System Lightweighting



ULTRA FORM Technology

- High formability with excellent ridging resistance
- Good weld properties



THERMAK® 17

- High temperature strength
- Improved thermal fatigue life
- High temperature oxidation resistance

THERMAK® 22

- Alternative to Type 304 with stable pricing (no Ni)
- Resistant to stress corrosion cracking and intergranular corrosion




THERMAL FATIGUE LIFE
Thermal Fatigue Life, Cycles
1800
1600
1400
1200
1000
800
600
400
200
0
30% Better Life
THERMAK™ 17 SS
15 Cr SS

AK Steel
SAFETY | QUALITY | PRODUCTIVITY | INNOVATION
May 2017 59

High Alloy Non-Oriented Electrical Steels for H/EV

DI-MAX® HF-10X High Frequency Non Oriented Electrical Steel



- Low core loss (more efficient conversion of electric power to motion)
- High permeability (ease of flux passing through motor core)
- Next Generation H/EV improved magnetic and high strength mechanical properties
- Qualifications underway for Next Generation H/EV power train systems





AK Steel

SAFETY | QUALITY | PRODUCTIVITY | INNOVATION

May 2017 60

AK Steel Awarded $1.8 Million from the Department of Energy (DOE)

Advanced Non-Oriented Electrical Steel Project

DOE Advanced Manufacturing Office Project (80 μΩ-cm alloy)

- Substantial increase in alloy resistivity for core loss reduction
- Research project to prove manufacturing feasibility
- Three year project
- 2020 completion



1.7
1.65
1.6
1.55
5
10
15
20
B50 Flux Density [T]
Iron Loss W10/400 [W/kg]
DI-MAX®
HF-10X
DOE Target

Note: Subject to final agreement with Department of Energy

AK Steel
SAFETY | QUALITY | PRODUCTIVITY | INNOVATION
May 2017 61

Electrical Steel Development


400 kV
13 kV
12 kV
240 V
Power plant
Step-up transformer
High-voltage transmission line
Step-down transformer (substation)
Step-down transformer
TRAN-COR® H
Regular Grain Oriented



RGX (M-3 LITE CARLITE®)



TCX (X-0 CARLITE® DR®)

AK Steel

SAFETY | QUALITY | PRODUCTIVITY | INNOVATION

May 2017 62

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N May 2017 63 Electrical Steel Geoff Pfeiffer General Manager, Specialty Sales

Electrical Steels – Helping to Energize the World



- **Global leader** in production of high permeability electrical steels used to manufacture **energy-efficient power generation** and distribution transformers
- Focused on **innovation** and product **mix enhancement**
  - Highest quality product line
  - Developing even more advanced products
  - Enhanced operational capabilities
- **Only North American producer** of infrastructure critical grain-oriented electrical steels
- **Product capabilities** to meet more stringent energy efficiency standards
- Well positioned for growth in **Hybrid/Electric Vehicles**



AK Steel

SAFETY | QUALITY | PRODUCTIVITY | INNOVATION

May 2017 64

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N Grain Oriented Electrical Steels (GOES) 65May 2017 TRAN-COR® H Regular Grain Oriented

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N Grain Oriented Electrical Steels (GOES) – Transformers 66May 2017

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N Transformer Cores 67May 2017 Secondary Winding Primary Winding Primary current Secondary voltage + - Primary current Primary voltage + -

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N Grain Orientation – Rolling Direction 68May 2017 Regular Grain Oriented TRAN-COR® H

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N More Stringent Efficiency Standards Play to the Strength of AK Steel 69May 2017 January 2016 July 2015

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N Non-Oriented Electrical Steel (NOES) – Motors 70May 2017

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N Non-Oriented Electrical Steel (NOES) – Motors 71May 2017

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N Opportunity for NOES - Today and Tomorrow 72May 2017 Today Large Industrial Motors Tomorrow Hybrid/Electric Motors

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N Tour of Research and Innovation Center 73May 2017

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N May 2017 74 Closing Remarks Roger Newport Chief Executive Officer

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N AK Steel’s Commitment to Innovation 75May 2017

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N Our Steel Is Everywhere You Look 76May 2017

New Direction Has Been Defined

- **Investing resources in higher-value products**
  - Positioning with customers that align with our "best value" approach
  - Minimizing exposure to commoditized products and markets where quality is less valued
- **Implementing margin enhancement actions**
  - Dedicating capacity to more profitable products
  - Relentless focus on cost and process improvements
- **Enhancing product portfolio through collaborations**
  - Working hand-in-hand with our customers and technical partners
- **Accelerating investment in research and innovation**



AK Steel
SAFETY | QUALITY | PRODUCTIVITY | INNOVATION
May 2017 77

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N 78May 2017 Driving Improved Results  Instilled a focus: We can. We will.  Engaged and empowered employees  Improving profitability  De-risking of the business model  Driving product and process innovation

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N 79May 2017 Margins Increased Despite Lower Shipments 0 2,000 4,000 6,000 8,000 0% 2% 4% 6% 8% 10% 2010 2011 2012 2013 2014 2015 2016 Sh ip m e n ts (000s To n s) EBI TD A Ma rgi n Adjusted EBITDA Margin Shipments Note: See Appendix for reconciliations of non-GAAP financial measures

AK Tube Delivering Value to Customers Downstream

- Four facilities located in Ohio, Indiana and Mexico
- Electric Resistance Welded (ERW) stainless and carbon tubing for automotive/truck and other applications
- Innovators in the production of tubing made from Advanced High Strength Steels
- Annual shipments of ~140 million feet
- Supplying these products enhances our position in the value chain while further allowing us to offer more product solutions to our clients







AK Steel

SAFETY | QUALITY | PRODUCTIVITY | INNOVATION

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S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N 81May 2017 Significant Progress, More to be Done • Multi-material solutions serving critical applications in flat-rolled and tubular carbon, stainless and electrical steels • Strong support of fair trade • Positioned to deliver more value-added, higher-margin products • Strengthened commitment to Research and Innovation • Intense focus on operational excellence • Focusing on downstream, value-added products • Strong liquidity and continued focus on deleveraging balance sheet

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N Q&A

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N May 2017 83 Tour of Middletown Works Dale Rupp General Manager, Middletown Works

Tour of Middletown Works

Personal Protective Equipment (PPE) Requirements

- Long pants
- Long sleeve mill jacket
- Hard hat
- Metatarsal safety shoes
- Plastic safety glasses with permanently mounted side shields
- Hearing protection
- Shoulder length hair must be tucked up under the hard hat
- No finger rings (gloves are available to cover rings)
- No ear rings (stud type ear rings are permitted)

AK Steel
SAFETY | QUALITY | PRODUCTIVITY | INNOVATION
May 2017 84

Tour of Middletown Works

Highlighted Safety Rules

- Never wander from the tour group
- Stay within the walkway designated by your tour guide
- Cell phones may not be used while on the tour
- Absolutely no photographs may be taken without written permission
- Always maintain three points of contact when on stairs

AK Steel SAFETY | QUALITY | PRODUCTIVITY | INNOVATION May 2017 85

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N May 2017 86 Tour of Middletown Works

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N THANK YOU! May 2017 87

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N May 2017 88 Appendix

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N Investor Contact Information 89May 2017 Douglas O. Mitterholzer Assistant Treasurer and General Manager, Investor Relations (513) 425-5215 doug.mitterholzer@aksteel.com

Non-GAAP Financial Measures
Reconciliation of Adjusted EBITDA

($ Millions)	2010	2011	2012	2013	2014	2015	2016
Net Income (loss) attributable to AKS	($128.9)	($155.6)	($1,027.3)	($46.8)	($96.9)	($509.0)	($7.8)
Net income attributable to NCI	(1.8)	(4.5)	28.7	64.2	62.8	62.8	66.0
Income tax expense	43.8	(94.0)	790.0	(10.4)	7.7	63.4	3.2
Interest expense	33.0	47.5	86.7	127.4	144.7	173.0	163.9
Interest income	(1.6)	(0.5)	(0.4)	(1.1)	(0.7)	(1.3)	(1.6)
Depreciation and amortization	212.1	199.1	206.2	200.0	211.0	224.4	221.4
EBITDA	$69.0	($8.0)	$83.9	$333.3	$328.6	$13.3	$445.1
Less: EBITDA of NCI [(1)]	(2.5)	(5.6)	60.0	78.3	77.2	77.1	80.8
Pension and OPEB new corridor charges / settlement loss	72.8	268.1	157.3			131.2	68.1
Impairment of Magnetation investment						256.3	69.5
Impairment of AFSG investment						41.6	
Charge for facility idling						28.1	
Adjusted EBITDA	$144.3	$265.7	$181.2	$255.0	$280.2	$393.4	$501.9
EBITDA margin	2.4%	4.1%	3.1%	4.6%	4.3%	5.9%	8.5%

(a) The reconciliation of EBITDA of noncontrolling interests to net income attributable to noncontrolling interests is as follows:

	2010	2011	2012	2013	2014	2015	2016
Net income attributable to noncontrolling interests	($1.8)	($4.5)	$28.7	$64.2	$62.8	$62.8	$66.0
Depreciation	(0.7)	(1.1)	31.3	14.1	14.4	$14.3	14.8
EBITDA of noncontrolling interests	($2.5)	($5.6)	$60.0	$78.3	$77.2	$77.1	$80.8

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S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N May 2017